UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)January 3, 1995


COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

         State of Delaware
(State or Other Jurisdiction of Incorporation)

0-5751                                      95-2594724
(Commission File Number)                  [I.R.S. Employer Identification No.)



16305 Swingley Ridge Dr., Suite 100, Chesterfield, Missouri
63017
(Address and Zip Code of Principal Executive Offices)


                       (314) 537-1288
         (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events

     On January 3, 1995, the corporate headquarters of the registrant moved to 4350 Von Karman Avenue, Suite 280, Newport
Beach, California  92660.  The new phone number is (714) 798-
0460.  The new FAX number is (714)752-0585.

                 SIGNATURES


  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMPREHENSIVE CARE CORPORATION


Dated: January 5, 1995



By /s/     KERRI RUPPERT
(Officer's signature and title)
Kerri Ruppert
Vice President
and Chief Accounting Officer
(Principal Accounting Officer)